EXHIBIT 10.10

LIMITED LIABILITY COMPANY PLEDGE AGREEMENT

between

INTREPID TECHNOLOGY AND RESOURCES, INC.
as pledgor

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE
as pledgee

Dated as of November 1, 2006

LIMITED LIABILITY COMPANY PLEDGE AGREEMENT

THIS LIMITED LIABILITY COMPANY PLEDGE AGREEMENT dated as of November 1, 2006 (this "Pledge"), is between Intrepid Technology and Resources, Inc., an Idaho corporation (the "Parent"), as pledgor, and Wells Fargo Bank, National Association, a national banking association, as Trustee pursuant to an Indenture of Trust dated of even date herewith, as described below (the "Trustee"), as pledgee.

WITNESSETH

WHEREAS, capitalized terms shall have the meanings given them in Section 1(a);

WHEREAS, the Parent is the sole member of Intrepid Technology and Resources Biogas, LLC, an Idaho limited liability company (the "Company");

WHEREAS, the Company has caused The Industrial Development Corporation of Gooding County, Idaho (the “Issuer”) to issue its Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006 in the aggregate principal amount of $7,640,000 (the “Bonds”), which Bonds are dated as of the date hereof, bear interest from the date of issue at the rate of 7.5% per annum, and mature subject to prior redemption, on November 1, 2024;

WHEREAS, the Trustee has entered into an Indenture of Trust dated of even date herewith (as supplemented, amended and restated from time to time, the “Indenture”), with Issuer with regard to the Bonds;

WHEREAS, the Issuer has loaned the proceeds from the sale of the Bonds to the Company (the "Loan") pursuant to a Loan Agreement dated as of the date hereof between the Issuer and the Company (as supplemented, amended and restated from time to time, the “Loan Agreement”) to construct and equip biogas facilities and related improvements capable of processing waste dairy manure into pipeline quality methane gas and organic compost;

WHEREAS, the Company is justly indebted under the Loan Agreement to provide for the payment of the Bonds;

WHEREAS, the Issuer has assigned its rights under the Loan Agreement (except for its right to indemnification and to be paid its fees and expenses) to the Trustee;

WHEREAS, the Bonds are secured in part by that certain Guaranty Agreement executed by the Parent to and for the benefit of the Trustee, on behalf of the Bondholders.

WHEREAS, the Parent will realize continuing and substantial benefits from the extension of the Loan to the Company pursuant to the Loan Agreement; and

WHEREAS, the Parent's execution and delivery in favor of the Trustee of this Pledge is a condition precedent to the making of the Loan to the Company;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and other benefits accruing to the Parent, the receipt and sufficiency of which are hereby acknowledged, the Parent hereby covenants and agrees with the Trustee, for the benefit of the Bondholders, as follows:

1.

TERMS OF ISSUANCE OF THE NOTES

(a)

Definitions.  Capitalized terms used herein shall have the following meanings; provided, that capitalized terms not defined in this Section 1(a) shall have the meanings given them in the Indenture:

"Bond Financing Document" has the meaning given in the Mortgage.

"Bonds" has the meaning given in the recitals hereto.

"Closing Date" means the date on which the Bonds are delivered to the Trustee pursuant to Section 207 of the Indenture.

"Collateral Party" means either the Trustee or any of the Bondholders.

"Collateral Security" means each of the items listed in Section 2(a)(i) through and including Section 2(a)(vi).

"Company" has the meaning given in the recitals hereto.

"Control Acknowledgment" means an instrument substantially in the form of Exhibit A delivered from the Company to the Trustee.

"Distribution" means any distribution by the Company to the Parent.

"Event of Default" means an event of default, as defined in any Bond Financing Document.

"Governmental Authority" means the federal government of the United States, and any state, county or local government or regulatory department, body, political subdivision, commission, agency, instrumentality, ministry court, judicial or administrative body, taxing authority, or other authority thereof (including any corporation or other entity owned or controlled by any of the foregoing) having jurisdiction over the Issuer, the Parent, the Company or a Collateral Party, whether acting under actual or assumed authority.

"Holders" has the meaning given in the Indenture.

"Indenture" has the meaning given in the recitals hereto.

"Issuer" has the meaning given in the recitals hereto.

"Lien" means any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement, or lease intended as, or having the effect of, security.

"LLC Agreement" means the Operating Agreement of the Company, dated as of November 18, 2005.

"LLC Interest" means the entire limited liability company interest at any time owned by the Parent in the Company, which shall constitute 100% of the membership interests in the Company.

"Loan" has the meaning given in the recitals hereto.

"Loan Agreement" has the meaning given in the recitals hereto.

"Material Adverse Effect" means, with respect to a Person, a material adverse effect on (a) its business, operations, affairs, financial condition, assets or properties, (b) its ability to perform its obligations under any Bond Financing Document to which it is a party, or (c) the validity or enforceability of any Bond Financing Document to which it is a party.

"Office" means the chief executive office and place of business of the Parent as set forth in Section 7(b), as the same may be changed from time to time in accordance with Section 7(b); provided, that the Parent provides prompt notice thereof to the Trustee.

"Parent" has the meaning given in the preamble hereof.

"Parent Documents" means each of this Pledge, the certificates required to be delivered by the Parent pursuant to the Loan Agreement and each other document, instrument and agreement required by Parent to be executed or delivered pursuant to the Agreement or the Indenture.

"Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Pledge" has the meaning given in the preamble hereof.

"Secured Obligations" means (i) any and all obligations of the Company or the Parent secured by any Bond Financing Document, and (ii) all amounts payable by, and covenants, agreements and obligations of, the Parent pursuant hereto.

"Securities Act" means the Securities Act of 1933.

"Trustee" has the meaning given in the preamble hereof.

"UCC" has the meaning given in the Indenture.

(b)

Rules of Interpretation.  The following rules of interpretation shall apply to this Pledge:

(i)

The singular includes the plural and vice versa.

(ii)

Reference to a Person (A) includes its permitted successors and assigns, and (B) in a particular capacity excludes such Person in another capacity or individually.

(iii)

Reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with its terms and the terms of the Indenture.

(iv)

Reference to a law means such law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any provision of a law means that provision of such law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision.

(v)

Unless otherwise stated, references to Articles, Sections and Exhibits are to the articles, sections and exhibits of this Pledge.

(vi)

Headings used herein are for convenience of reference only and do not constitute a part hereof for any other purpose.

(vii)

"Hereunder," "hereof," "herein," "hereto" and words of similar import are references to this Pledge as a whole and not to any particular part of this Pledge.

(viii)

The words "include," "includes," and "including" are not limiting.

(ix)

The symbol "$" and the word "dollars" refer only to U.S. legal tender.

(x)

All accounting terms used herein and not expressly defined herein have the meanings given to them under GAAP.

(xi)

If there is any conflict between this Pledge and any other Bond Financing Document, such Bond Financing Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict.

2.

PLEDGE

(a)

Grant of Security Interest.  As collateral security for the prompt and complete payment and performance when due, whether at the stated maturity, by acceleration or otherwise, of the Secured Obligations, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, the Parent hereby assigns and grants to the Trustee, for the benefit of the Bondholders, a Lien and security interest in and on, and hereby pledges to the Trustee, for the benefit of the Bondholders, all of the Parent's right, title and interest, whether now owned or hereafter acquired, in, to and under the LLC Agreement and the LLC Interest, including:

(i)

all rights of the Parent to receive monies due and to become due under or pursuant to the LLC Agreement (including the right to Distributions), whether in cash or other property, real, personal or mixed, from Parent upon complete or partial liquidation or otherwise;

(ii)

all rights of the Parent to participate in the voting, operation or management of the Company, to make determinations, to exercise any election (including election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to file any claims and to take any action in connection with any of the foregoing;

(iii)

all rights of the Parent to receive proceeds of any insurance, payment and/or performance bond, indemnity, warranty or guaranty with respect to the LLC Agreement and all agreements, documents and instruments relating thereto;

(iv)

all claims of the Parent for damages arising out of or for breach of or default under the LLC Agreement;

(v)

all rights of the Parent to terminate, amend, supplement, modify or waive performance under the LLC Agreement, to perform thereunder and to compel performance and otherwise to exercise all rights and remedies thereunder;

(vi)

all certificates, if any, representing the Parent's LLC Interests or a Distribution or return of capital upon or with respect to such LLC Interests or resulting from a reclassification or other change in the interests in the Company or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the Parent in respect of the Company, or otherwise in respect of the Collateral Security; and

(vii)

to the extent not included in the foregoing, all cash and non-cash proceeds, products, rents, revenues, issues, profits, royalties, income, benefits, additions, substitutions, replacements, and accessions of and to any and all of the foregoing (all of the Parent's right, title and interest in, to and under the foregoing, whether now or hereafter existing, and whether now owned or hereafter acquired.

(b)

Rights and Duties of the Trustee.  The rights conferred upon the Trustee hereunder are solely to protect its interest in the Collateral Security and shall not impose any duty upon it to exercise any such rights.  The Trustee shall have no duty as to any Collateral Security or as to the taking of any steps to preserve rights against prior parties or any other rights pertaining to the Collateral Security.  The Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral Security in its possession, under Section

9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Trustee deals with similar securities and property for its own account.  None of the Collateral Parties or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral Security or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral Security upon the request of the Parent or otherwise.  The Trustee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and, except for claims by the Parent against the Trustee arising out of the gross negligence or willful misconduct of the Trustee, neither the Trustee nor any of its officers, directors, employees or agents shall be responsible to the Parent or to any other Person for any act hereunder with respect to the Collateral Security.

(c)

Obligations of the Parties.  Anything herein to the contrary notwithstanding:

(i)

The Parent shall remain liable in respect of its LLC Interests and under the LLC Agreement, and under any other documents and agreements related thereto, to observe, perform and satisfy its obligations thereunder, in accordance with the terms and provisions thereof, to the same extent as if this Pledge did not exist;

(ii)

The Trustee's exercise of any right or remedy hereunder shall not release the Parent from any of its duties or obligations under the LLC Agreement or in respect of its LLC Interest; and

(iii)

No Collateral Party shall have any obligation or liability under the LLC Agreement or otherwise in respect of the Collateral Security by reason of or arising out of this Pledge or the receipt by the Trustee of any payment relating to any Collateral Security pursuant hereto, nor shall any Collateral Party be obligated in any manner to perform any of the obligations of the Parent under or pursuant to the LLC Agreement or otherwise in respect of the Collateral Security, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party hereto or under any Bond Financing Document, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to any of them or to which any of them may be entitled at any time or times.

(d)

Securities Intermediaries.  The Trustee shall have the right to appoint one or more agents, each of which shall be a "securities intermediary" as defined in Section 8-102 of the UCC, for the purpose of retaining physical possession of the Collateral Security, which may be held (in the discretion of the Trustee) in the name of the Parent, endorsed or assigned in blank or in favor of the Trustee or any nominee of the Trustee or an agent appointed by the Trustee.  The Trustee agrees to notify promptly the Parent after the appointment of any sub-agent; provided, that the failure to give such notice shall not affect the validity of such appointment.

3.

REPRESENTATIONS, WARRANTIES AND COVENANTS

(a)

Representations and Warranties.  The Parent represents and warrants to the Trustee as follows:

(i)

It is a corporation in good standing, duly organized and validly existing under the laws of the State of Idaho.

(ii)

It has all required power and authority to execute, deliver, and perform each Parent Document and has taken all necessary corporate action to authorize the execution, delivery, and performance by it of the Parent Documents.

(iii)

It is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

(iv)

The execution, delivery and performance by it of each of the Parent Documents will not contravene any law, rule or regulation or any judgment or order applicable to or binding on it and will not contravene or result in any breach of, or constitute a default under, its articles of incorporation or bylaws, or the provision of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties is bound.

(v)

The execution, delivery and performance by it of each of the Parent Documents will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any Governmental Authority.

(vi)

This Pledge has been, and as of the Closing Date the certificates required by the Loan Agreement will be, duly executed and delivered by it.  Each of the foregoing and the LLC Agreement constitute the legal, valid, and binding agreements of the Parent, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

(vii)

There is no action, suit or proceeding pending or threatened against or affecting it by any Person or in or before any Governmental Authority that (A) questions the validity of or challenges this Pledge, the LLC Agreement, any other Parent Document or any of the transactions contemplated hereby, (B) would have an adverse effect on the benefits intended hereunder to be realized by the parties hereto, or (C) could reasonably be expected to have a Material Adverse Effect on the Parent.

(viii)

It is not an "Investment Company" as defined in the Investment Company Act of 1940, and no registration or qualification under such law is required by it in order to carry out the transactions contemplated hereby.

(ix)

It is not a debtor under any bankruptcy or insolvency proceeding, and is not contemplating either the filing of a petition under any bankruptcy or insolvency law or the liquidation of all or a major portion of its assets or property, and it has no knowledge of any Person contemplating the filing of any such petition against it.  Its assets do not, and as of the Closing Date will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

(x)

Except for the Lien granted hereto, it is the direct and beneficial owner of each item of the Collateral Security pledged by it hereunder, free and clear of any and all Liens or claims of others, and it has full power and lawful authority to grant Liens and security interests in and to the Collateral Security granted hereunder.  No security agreement, financing statement or other public notice with respect to all or any part of the Collateral Security is on file or of record in any public office.

(xi)

This Pledge creates in favor of the Trustee, for the benefit of the Bondholders, a valid and enforceable first Lien and security interest in and to the Collateral Security, securing the full and prompt payment and performance when due of all of the Secured Obligations, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced.  All necessary actions have been taken, including the filing of financing statements pursuant to the UCC (including Section 9-115 thereof), such that the Liens and security interests granted pursuant to this Pledge constitute perfected first priority Liens and security interests in and to the Collateral Security in favor of the Trustee, for the benefit of the Bondholders, and are enforceable as such against all creditors of and purchasers from the Parent.  To the full extent permitted by law, the Parent hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral Security without the signature of the Parent.  A copy of any such filing made by the Trustee shall be delivered by the Trustee to the Parent.

(xii)

As of the date hereof, it owns 100% of the issued and outstanding membership units of the Company, and there are no other units or interests in the Company held by any other Person.  The LLC Interests are uncertificated.

(xiii)

It neither operates nor has operated in any jurisdiction within the five year period preceding the date hereof under any name except its legal name as set forth on the signature page hereto.

(xiv)

It (A) has filed, or had filed on its behalf, all federal, state and foreign income tax returns that are required to be filed concerning it, and (B) has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due.

(xv)

It is not in default in the payment of portion of any mandatory capital contribution, if any, required to be made under the LLC Agreement, and it is not in violation of any other provisions of the LLC Agreement, or otherwise in default thereunder.  The Collateral Security is not subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against the Parent by any Person with respect thereto.  Except as stated herein, as of the Closing Date, there are or will be no certificates, instruments, documents or other writings which evidence any of the Collateral Security.

(xvi)

No amendments or supplements have been made to the LLC Agreement since it was originally entered into; such LLC Agreement remains in effect; no party to the LLC Agreement is presently in default thereunder.

(b)

Covenants of the Parent.  The Parent hereby covenants and agrees with the Trustee that until the Secured Obligations are paid in full:

(i)

If it, as a result of its ownership of the Collateral Security, becomes entitled to receive or receives any limited liability company or other certificate (including in connection with any reclassification, increase or reduction of capital or reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral Security, or otherwise in respect thereof, it will (A) accept the same as the Trustee's agent and hold the same in trust for the Trustee, and will forthwith transfer and deliver the same to the Trustee in the exact form received, duly indorsed by the Parent to the Trustee, and/or (B) take such other action as the Trustee deems necessary or desirable to create, preserve, perfect and protect the Liens and security interests created hereunder in such certificates, warrants, rights and options.

(ii)

From time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Trustee may reasonably deem necessary or desirable in order to perfect the Liens and security interests granted or purported to be granted hereby (including, without limitation, the execution and filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the security interest granted hereby) or to enable the Trustee to exercise and enforce its rights and remedies hereunder.  The Parent also authorizes the Trustee to file any such financing or continuation statement without the signature of the Parent to the extent permitted by applicable law.

(iii)

It will pay all filing, registration and recording fees or re-filing, re-registration and re-recording fees, and all expenses incident to the execution and acknowledgment of this Pledge, any agreement supplemental hereto, any financing statements and continuations thereof, and any instruments of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Pledge, any agreement supplemental hereto and any instruments of further assurance.

(iv)

On or prior to the Closing Date, it will cause the Company to deliver to the Trustee an acknowledgement of this Pledge and commitment to be bound by the terms hereof, substantially in the form set forth in Exhibit A.

(v)

It will not, without the prior written consent of the Trustee, (A) cancel or terminate the LLC Agreement or consent to or accept any cancellation or termination thereof, (B) withdraw from the Company or sell, assign or otherwise transfer or dispose of (by operation of law or otherwise) any part of its interest in any of the Collateral Security, (C) consent to, approve or permit any decrease in its ownership interest in the Company, (D) amend, supplement or otherwise modify any provision of the LLC Agreement, (E) waive any default under or breach of any provision of the LLC Agreement or waive, fail to enforce, forgive or release any right, interest or entitlement of any kind, howsoever arising, under or in respect of any provision of the LLC Agreement or vary or agree to the variation in any way of any of the provisions of the LLC Agreement, or of the performance of any other Person under the LLC Agreement, or (F) petition, request or take any other legal or administrative action that seeks, or may reasonably be expected to result in, the rescission, termination or suspension of the LLC Agreement.

(vi)

It will, at its own expense, perform and comply with the terms and provisions of the LLC Agreement to be performed or complied with by it, maintain the LLC Agreement in full force and effect, and take all such action to that end as from time to time may be reasonably requested by the Trustee.

(vii)

It will, upon demand, pay to each Collateral Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its respective counsel and of any experts and agents, that any Collateral Party may incur in connection with the sale of, collection from, or other realization upon, any of the Collateral Security pursuant to the exercise or enforcement of any of the rights of the Trustee hereunder as the result of an Event of Default or the failure by the Parent to perform or observe any of the provisions hereof, together with interest thereon at the rate borne by the Bonds.

(viii)

It will keep and maintain at the Office, at its own cost and expense, satisfactory and complete records of the Collateral Security, including an original copy of the LLC Agreement and a record of all payments received by and all credits granted to it.

(ix)

It will permit representatives of any Collateral Party to make, or cause to be made, inspections and audits of any books, records and papers of the Parent relevant to the transactions contemplated hereby and to make extracts therefrom upon reasonable notice during normal business hours, and at reasonable intervals.

(x)

It will not create, incur or permit to exist, will defend the Collateral Security against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral Security, other than the Lien created hereby, and will defend the right, title and interest of the Trustee in and to any of the Collateral Security against the claims and demands of all Persons whomsoever.

(xi)

It will furnish to the Trustee from time to time statements and schedules further identifying and describing the Collateral Security and such other reports in connection with the Collateral Security, all in reasonable detail, as the Trustee may reasonably request.

(xii)

It will not change its name, identity or structure to such an extent that any financing statement or continuation thereof filed by the Trustee in connection herewith would become seriously misleading or a re-filing of the same would be required under the UCC, unless, in any such case, it has (A) given at least 45 days' prior notice to such effect to the Trustee, and (B) taken all action reasonably satisfactory to the Trustee to maintain the security interest of the Trustee in the Collateral Security intended to be granted hereby at all times fully perfected and in full force and effect.  It will not sign or authorize the signing on the Parent's behalf of any financing statement naming the Parent as debtor covering all or any portion of the Collateral Security, except financing statements naming the Trustee as secured party.

(xiii)

It will not authorize, seek to cause or permit the Company to commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or the Company's debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the Company's property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company, or to make a general assignment for the benefit of the Company's creditors.

4.

VOTING AND DISTRIBUTIONS

(a)

Voting.  So long as no Event of Default shall have occurred and be continuing, the Parent shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the LLC Agreement for all purposes; provided, that the Parent agrees that it will not exercise any such right in any manner that is inconsistent with the terms of this Pledge or any other Bond Financing Document.  All such rights of the Parent to vote and to give consents and to exercise other powers of ownership shall cease upon the occurrence and during the continuance of any Event of Default.

(b)

Distributions.  Subject to the limitations and provisions of the Bond Financing Documents, the Parent shall be entitled to receive and retain any and all Distributions paid to it under the LLC Agreement.  If an Event of Default has occurred and is continuing, then whether or not the Trustee exercises any available right to declare any or all of the Secured Obligations due and payable or seeks or pursues any other relief or remedy available to it by law or under any Bond Financing Document, all Distributions shall be paid directly to the Trustee as part of the Collateral Security, subject to the terms of this Pledge, and the Parent agrees to execute and deliver to the Trustee appropriate Distribution and other orders and documents to that end.  Any Distribution or other payment received by the Parent contrary to the provisions of this Section 4(b) shall be received in trust for the benefit of the Trustee, shall be segregated from other Parent funds and shall be forthwith paid over to the Trustee as security (with any necessary endorsement).

5.

THE TRUSTEE AS ATTORNEY-IN-FACT

(a)

Powers.  Without limiting the other rights and powers granted to the Trustee hereunder, upon the occurrence and during the continuance of any Event of Default, the Parent hereby irrevocably constitutes and appoints the Trustee and any its officers or agents, with full power of substitution, as the Parent's true and lawful attorney-in-fact with full power and authority in the place and stead of the Parent and in its or the Parent's name, from time to time in its sole discretion, for the purpose of carrying out the terms of this Pledge, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to enforce its rights under this Pledge, and, without limiting the generality of the foregoing, the Parent hereby gives the Trustee the power and right, on behalf of the Parent, without notice to or assent by the Parent, and in each case ratifies the exercise of any such power or right, to:

(i)

exercise all limited liability company membership rights and powers to the same extent the Parent is so entitled under the LLC Agreement, subject to applicable law, including all voting rights of the Parent as the sole member of the Company;

(ii)

in the name of the Parent or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments distributed by the Company to the Parent and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Trustee for the purpose of collecting any and all such Distributions;

(iii)

pay or discharge taxes and Liens levied or placed on the Collateral Security;

(iv)

direct any Person liable for any payment under any of the Collateral Security to make payment of any and all monies due or to become due thereunder directly to it or as it shall direct;

(v)

ask or demand for, collect, receive payment of and receipt for, any and all monies, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral Security;

(vi)

commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral Security or any "proceeds" and "products" (as such terms are defined in the UCC) thereof and to enforce any other right in respect of any Collateral Security;

(vii)

defend any suit, action or proceeding brought against the Parent with respect to any Collateral Security, including the power and right to settle, compromise or adjust any such suit, action or proceeding, and, in connection therewith, to give such discharges or releases as it may deem appropriate;

(viii)

sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral Security as fully and completely as though it was the absolute owner thereof for all purposes; and

(ix)

do, at its option and the Parent's expense, all acts and things that it deems necessary to protect, preserve or realize upon the Collateral Security and the Liens and security interests thereon and to effect its rights under this Pledge, all as fully and effectively as the Parent might do.

(b)

Other Powers.  The Parent hereby authorizes the Trustee, at any time and from time to time to execute, in connection with any sale pursuant to Section 6, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral Security.

6.

PERFORMANCE AND REMEDIES

(a)

Performance of the Parent's Obligations.  If the Parent fails to perform or comply with any of its agreements or obligations contained herein, then the Trustee may (but shall not be obligated to) itself elect to perform or comply, or otherwise cause performance or compliance, with such agreement or obligation, and the expenses of the Trustee incurred in connection with such performance or compliance, together with interest thereon at the rate borne by the Bonds, shall be payable by the Parent to the Trustee on demand.

(b)

Rights Upon Event of Default.

(i)

If an Event of Default shall occur and be continuing, the Trustee may exercise, in addition to the other rights and remedies granted to it in this Pledge and the other Bond Financing Documents, all rights and remedies of a secured party under the UCC.

(ii)

Without limiting the generality of the foregoing, the Trustee may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral Security, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral

Security or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sales, at any exchange, broker's board or office of the Trustee or elsewhere upon such terms and conditions and at such prices as the Trustee in its absolute discretion may determine, for cash or on credit or for future delivery without assumption of any credit risk.  The Trustee shall have the right upon any such public sale or, to the extent permitted by law, private sale to purchase the whole or any part of the Collateral Security so sold, free of any right or equity of redemption in the Parent, which right or equity is hereby waived or released.

(iii)

To the extent permitted by law, the Parent waives all claims, damages, and demands against the Trustee arising out of the repossession, retention or sale of Collateral Security.  In the event of a private sale, the Trustee shall incur no responsibility or liability for selling all or any part of the Collateral Security at a price that the Trustee, in its sole and absolute discretion, may in good faith deem reasonable or obtainable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as provided in Section 6(c).

(iv)

If any notice of a proposed sale or disposition of Collateral Security shall be required by law, such notice shall be deemed reasonably and properly given if given in accordance with Section 7(b) at least 5 days before such sale or disposition.  Upon any sale of Collateral Security by the Trustee hereunder (whether by virtue of the power of the sale herein granted, pursuant to judicial process or otherwise), the receipt of the Trustee or the officer making the sale shall be a sufficient discharge to a purchaser of Collateral Security so sold, and such purchaser shall not be obligated to see to the application of any part of the purchase money paid over to the Trustee or such officer or be answerable in any way for the misapplication or non-application thereof.

(v)

The Parent also agrees to pay all costs of the Collateral Parties, including reasonable attorneys' fees and expenses of counsel to any Collateral Party, incurred with respect to the collection of any of the Secured Obligations or the enforcement of any of the Trustee's rights hereunder.

(c)

Registration.  If an Event of Default has occurred and is continuing and the Parent has received from the Trustee a request that the Parent cause any registration, qualification or compliance under any federal or state securities law to be effected with respect to all or any part of the LLC Interests, the Parent, as soon as practicable and at its own expense, shall cause such registration, qualification or compliance to be effected (and be kept effective), including registration under the Securities Act or any similar statute then in effect, appropriate qualifications under blue sky or other state securities laws and appropriate compliance with any other requirements of Governmental Authorities; provided, that the Trustee shall furnish to the Parent such information regarding the Trustee as the Parent may request in writing and as shall be required in connection with any such registration, qualification or compliance.  The Parent shall cause the Trustee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance, and shall furnish to the Trustee such number of prospectuses, offering circulars or other documents incident thereto as the Trustee from time to time may reasonably request; provided, that the Parent shall indemnify the Trustee and all others participating in the distribution of the LLC Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Parent by the Trustee expressly for use therein.

7.

MISCELLANEOUS

(a)

Powers Coupled with an Interest.  All authorizations and agencies herein conferred upon the Trustee are irrevocable and are powers coupled with an interest.

(b)

Notices.  Unless otherwise expressly specified or permitted herein, all communications, consents, waivers and notices hereunder shall be in writing and shall be deemed delivered (i) upon personal delivery, (ii) the next business day in the case of a nationally recognized overnight courier service, (iii) upon receipt thereof, in the case of certified or registered pre-paid mail, or (iv) in the case of telecopier when sent, if the sender on the same day sends a copy to the recipient by pre-paid mail or courier, in each case addressed as provided in this Section 7(b), or to such other address as a party hereto may designate by notice to the other party hereto.

If to the Parent: Intrepid Technology and Resources, Inc. 501 W. Broadway, Suite 200 Idaho Falls, Idaho 83402 Attention: Jacob D. Dustin, President Telecopier: 208-529-1014	with a copy to: Givens Pursley LLP 601 W. Bannock Street Boise, Idaho 83701 Attn: William Cole Telecopier: 208-388-1300
If to the Trustee: Wells Fargo Bank, National Association 877 W. Main Street, 3rd Floor MAC U1858-033 Boise, Idaho 83702 Attn: Twyla D. Gauthier, CCTS Telecopier: (208) 393-5404

(c)

Severability.  Should any part of this Pledge for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Pledge had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the Company and the

Trustee that they would have executed the remaining portion of this Pledge without including therein any such part declared invalid.

(d)

Continuing Security Interest.  This Pledge shall create a continuing first priority Lien on and continuing first priority security interest in the Collateral Security.  Any Holder may assign or otherwise transfer any indebtedness held by it secured by this Pledge to any other Person in accordance with the Indenture, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder herein or otherwise.

(e)

No Waiver: Remedies Cumulative.  No failure or delay on the part of any Collateral Party in exercising any right, power or privilege hereunder and no course of dealing between any Collateral Party and the Parent shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.  No notice to or demand on the Parent in any case shall entitle the Parent to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Collateral Party to take any other or further action in any circumstances without notice or demand.  All remedies, whether under a Bond Financing Document or pursuant to law, shall be cumulative and not alternative.

(f)

Exculpatory Provisions: Reliance by Trustee.

(i)

No Collateral Party, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates, shall be (A) liable to the Parent for any action lawfully taken or omitted to be taken by it or them under or in connection with this Pledge or any other Bond Financing Document, (B) responsible in any manner to any Person for any recitals, statements, representations or warranties made by the Parent or any officer thereof contained in this Pledge or any other Bond Financing Document, or (C) liable for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Pledge or any other Bond Financing Document or for any failure of the Parent or the Company to perform any of the Secured Obligations.  No Collateral Party shall be under any obligation to any Person to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Pledge or any other Bond Financing Document, or to inspect the properties or records of the Parent.

(ii)

The Trustee shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel (including counsel to the Parent), independent accountants and other experts selected by the Trustee.

(g)

Waiver of Subrogation and Other Rights.  Until the Secured Obligations shall have been satisfied in full, the Parent agrees that it shall not exercise, and hereby irrevocably waives forever, any rights that it may have or acquire by way of subrogation or any rights of reimbursement or any other rights that it may have or acquire against the Company under or in connection with this Pledge.

(h)

Amendments.  No amendment or waiver of any provision of this Pledge, and no consent to any departure by any Person herefrom, shall in any event be effective unless the same shall be in writing and signed by the Parent and the Trustee, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(i)

Survival of Representations and Covenants.  All covenants, representations and warranties made by a party hereto to the other party hereto, shall be considered to have been relied upon by such other party and shall survive until all of the Secured Obligations have been paid in full.

(j)

No Third Party Beneficiaries.  Nothing expressed or implied herein shall be construed to confer upon or to give to any Person, other than the Parent and the Collateral Parties any right, remedy or claim under or by reason of this Pledge, and any terms, covenants, conditions and agreements contained herein shall be for the sole and exclusive benefit of the Parent and the Collateral Parties and their respective successors and assigns.

(k)

Waiver of Jury Trial. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS PLEDGE OR ANY OTHER BOND FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE TRUSTEE TO ENTER INTO THIS PLEDGE.

(l)

Successors and Assigns.  All covenants, agreements, representations and warranties in this Pledge by the Trustee and the Parent shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

(m)

Governing Law.  This Pledge shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the State of Idaho, excluding conflict of laws principles thereof.

(n)

Counterparts.  This Pledge may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute but one and the same agreement.

(o)

Security Interest Absolute.  All rights of the Trustee and the Liens and security interests hereunder, and all obligations of the Parent hereunder, shall be absolute and unconditional irrespective of:

(i)

any lack of validity or enforceability of any of the Bond Financing Documents, or any other agreement or instrument relating thereto;

(ii)

any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Bond Financing Documents, or any other agreement or instrument relating thereto;

(iii)

any exchange, release or non-perfection of any other Collateral Security for all or any of the Secured Obligations;

(iv)

any limitation on any party's liability or obligations under any Bond Financing Document or any invalidity or unenforceability, in whole or in part, of any such Bond Financing Document;

(v)

any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Parent or the Company, or any action taken with respect to this Pledge by any trustee or receiver, or by any court, in any such proceeding; or

(vi)

any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Parent hereunder.

(p)

Termination; Release.  This Pledge shall terminate upon the expiration or sooner termination of the term of the Loan Agreement as provided in Section 8.6 of the Loan Agreement.  Upon termination of this Pledge, the Trustee, at the request and cost and expense of the Parent (including reasonable attorneys' fees of counsel to any Collateral Party), shall execute and deliver to the Parent the proper instruments (including UCC termination statements on form UCC-3) acknowledging the termination of this Pledge and release of record any security interest granted hereunder, and shall duly assign, transfer and deliver to the Parent (without recourse and without any representation or warranty) such of the Collateral Security as may be in the possession of the Trustee and that has not theretofore been sold, leased, conveyed, assigned, transferred, disposed of or otherwise applied or released pursuant to this Pledge.

(q)

Indemnification.  Parent agrees to indemnify the Trustee for, and to hold it harmless against, all losses, liabilities, claims, costs and expenses, including, without limitation, damages, fines, suits, actions, demands, penalties, costs, out-of-pocket or incidental expenses, legal fees and expenses, the allocated expenses of in-house counsel and legal staff and the costs and expenses of defending or preparing to defend against any claim (collectively, “Losses” ) incurred on the part of the Trustee on account of any action taken or omitted to be taken by the Trustee in accordance with the terms of this Pledge, except to the extent that the Loss resulted from the Trustee’s negligence or bad faith, or any action taken or attempted to be taken, in compliance with the request of or with the consent of Parent, upon which request or consent the Trustee is authorized to rely under the terms of this Pledge.  The indemnity set forth in this Section 7(q) hereof shall survive the termination of this Pledge and the resignation or removal of the Trustee under the Indenture.  In case any action or proceeding is brought against the Trustee in respect of which indemnity may be sought hereunder, the Trustee shall give notice of that action or proceeding to Parent, and Parent upon receipt of that notice shall have the obligation and the right to assume the defense of the action or proceeding; provided, that failure of the Trustee to give that notice shall not relieve Parent from any of its obligations under this Section unless that failure prejudices the defense of the action or proceeding by Parent.  At its own expense, the Trustee may employ separate counsel and participate in the defense.  Parent shall not be liable for any settlement made without its consent.  The indemnification set forth above is intended to and shall include the indemnification of all affected officials, directors, officers and employees of the Trustee.  That indemnification is intended to and shall be enforceable by the Trustee to the full extent permitted by law.

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IN WITNESS WHEREOF, the Parent and the Trustee have caused this Pledge to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

INTREPID TECHNOLOGY AND RESOURCES, INC. By:_______________________ Name: Dr. Dennis D. Keiser Title: CEO
WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as trustee for the benefit of the Bondholders By:_______________________ Name: Twyla D. Gauthier Title: Vice President, Corporate Trust

EXHIBIT A: FORM OF CONTROL ACKOWLEDGEMENT

CONTROL ACKNOWLEDGEMENT

Intrepid Technology Resources Biogas, LLC, an Idaho limited liability company (the "Company"), hereby acknowledges receipt of a fully executed, true and correct copy of that certain Limited Liability Company Pledge Agreement dated as of the date hereof (the "Pledge"), between Intrepid Technology and Resources, Inc. (the "Parent") and Wells Fargo Bank, National Association, in its capacity as trustee (the "Trustee") for certain holders of bonds issued by The Industrial Development Corporation of Gooding County, Idaho.  The Pledge provides for the pledge and assignment by the Parent to the Trustee of its interests (the "LLC Interests") under the Operating Agreement of the Company, dated as of November 18, 2005 (the "LLC Agreement").

Upon the terms and conditions of the Pledge, the Company agrees to comply with instructions originated by the Trustee without further consent by the registered owner of the LLC Interests and shall not comply with any instructions regarding the LLC Interests originated by any other person other than the Trustee or a court of competent jurisdiction.

The Company acknowledges and agrees that (a) the Trustee may exercise any and all withdrawal rights in place and stead of the Parent, and the Parent may not exercise any withdrawal rights without the prior written consent of the Trustee delivered to the Company, and that any payments upon exercise of any withdrawal rights shall be paid directly to the Trustee, and (b) the Company will admit to the Company any transferee (including the Trustee) of the LLC Interests to whom the Trustee transfers the LLC Interests.

The Company further agrees that all LLC Interests shall be uncertificated.

This Control Acknowledgement, executed as of November 1, 2006, constitutes an agreement by the Company in favor of the Trustee.

INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC By: INTREPID TECHNOLOGY AND RESOURCES, INC., its Manager By:_______________________ Name: Dr. Dennis D. Keiser Title: CEO
Accepted and Agreed to by: WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as trustee for the Bondholders By: Name: Twyla D. Gauthier Title: Vice President, Corporate Trust